SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Short Duration Fund
Class A
The following changes are effective on or about February 11, 2019:
Effective on or about February 11, 2019, the front-end sales charge on Class A shares of the fund is eliminated on new fund share purchases and all disclosure and references in the fund’s prospectus to a front-end sales charge of 2.75% and related sales charge discounts for the fund’s Class A shares are hereby deleted.
The following disclosure is added to the existing similar disclosure in the “Classes and features” and “Points to help you compare” table contained under the “CHOOSING A SHARE CLASS” heading of the ”Investing in the Fund” section of the fund’s prospectus:
Class A
Classes and features
■	No sales charge when you buy shares of DWS Short Duration Fund only
Points to help you compare
■	The sales charge applicable to other DWS funds will apply for exchanges from Class A of DWS Short Duration Fund into Class A of other DWS funds

The following disclosure is added as a new sub-section directly after the “Class A Shares” sub-section contained under the “CHOOSING A SHARE CLASS” heading of the ”Investing in the Fund” section of the fund’s prospectus:
Class A Shares (DWS Short Duration Fund Only)
Class A shares of DWS Short Duration Fund have no sales charge when you buy shares.
If you later exchange Class A shares of DWS Short Duration Fund for Class A shares of another DWS fund, you’ll be charged any applicable sales charge of that DWS fund. If you bought shares of the fund by exchange from a DWS fund where you already paid a sales charge, those shares are no longer subject to a sales charge if you later exchange back into a DWS fund with a Class A sales charge.
Class A shares of DWS Short Duration Fund acquired in an exchange from shares of another DWS fund that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased. Effective on or about February 11, 2019, no CDSC charges apply to shares of the fund acquired directly. Purchases pursuant to the Large Order NAV Purchase Privilege (as defined below) made prior to February 11, 2019 may be subject to a CDSC of 0.50% if redeemed within 12 months of the original purchase date.
The “Class A NAV Sales” sub-section contained under the “CHOOSING A SHARE CLASS” heading in the “Investing in the Fund” section of the fund’s prospectus is hereby deleted with respect to DWS Short Duration Fund.
Please Retain This Supplement for Future Reference
December 6, 2018
PROSTKR-1099